                                                                 EXHIBIT 10.11.1

                  LYCOS NETWORK ADVERTISING CONTRACT - PAGE 2
                             TERMS AND CONDITIONS

1.   General.  A signed contract must be submitted to Lycos five days in advance
     -------
     of initial publication date. By submitting advertising for inclusion on a Lycos site, advertiser/agency agrees to be bound by the terms of this contract. No conditions other than those set forth herein shall be binding on Lycos unless specifically agreed to in writing by Lycos. Lycos will not be bound by conditions printed or appearing on order blanks or copy instructions submitted by or on behalf of the advertiser/agency. This contract supersedes all terms and conditions on Lycos' rate cards, and any previous agreements between Lycos and advertiser/agency.

2.   Changes and Cancellations.  All artwork must be received at least five days
     -------------------------
     in advance of publication date. Cancellations or copy changes will not be accepted after the published closing date of the update to the Lycos site. Changes to artwork must be received by Lycos at least five days in advance of requested change date. Lycos' and banner specifications are accessible through the URL adreporting.lycos.com/specs.html; Lycos reserves the right to change any of its ad banner specifications at any time. Any cancellations or change orders must be made in writing and acknowledged by Lycos. Change orders cannot be submitted any more frequently than once every fourteen days. This contract may be canceled or changed by Lycos or advertiser/agency on 30 days written notice to the other party. Lycos may immediately terminate this contract if any change occurs in any applicable laws or regulations that would, in Lycos' reasonable opinion, render Lycos' performance hereunder illegal or otherwise subject to legal challenge.

3.   Payment.  Unless otherwise agreed in writing, the first month's fees are
     -------
     due upon the execution of this contract by the advertiser/agency and, thereafter, pro rata monthly in advance. If payment is not made timely, Lycos at its option, may immediately terminate the contract. In addition, advertiser/agency shall be liable to Lycos for all attorney's fees and other costs of collection. Interest will accrue on any past due amounts at the rate of one and one-half (1 1/2%) percent per month, but not in excess of the lawful maximum. Lycos shall have the right to hold the advertiser and/or its agency or agent jointly and severally liable for all amounts due.

4.   Frequency and Discounts.  If Lycos fails to provide the guaranteed number
     -----------------------
     of impressions, Lycos will make good on this contract by providing advertiser with additional impressions. Lycos will not make good for under-delivery due to delays caused by advertiser/agency.
     Advertiser/agency understands that all frequency discounts are based on the advertiser's/agency's commitment to fulfilling the frequency indicated in the contract. If, for any reason, this frequency is not met by the time of expiration or cancellation of the contract, advertiser/agency agrees to pay a short rate charge on all ads run. This charge will be equal to the difference between the rate shown in the contract and the rate earned based on the applicable rate card for the actual frequency completed.

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.

5.   Growth and Renewal.   (a)  Per Impression Contracts.  At the expiration of
     ------------------
     a contract for a guaranteed number of impressions, provided the contract is for a length of time 180 days or longer, advertiser/agency has the right to enter into a then-standard Lycos Network Advertising Contract for the same number of impressions for a second contract period identical in duration to the first. The purchase price for a second contract period will be determined by Lycos' then-current rate card. (b) Exclusive Key Word/Phrase Contracts. The estimated number of impressions and the per impression charge for a contract for the exclusive right to a key word/phrase will be determined at the time the contract is signed. Advertiser/agency agrees to pay, on a per impression basis, for any increase in impressions (calculated on a monthly basis) up to and including twice the number of impressions estimated at the time the contract is signed. At the termination of a key word/phrase contract, provided the contract is for a length of time 180 days or longer, advertiser/agency has the right to enter into a then-standard Lycos Network Advertising Contract for the same key word/phrase for a second contract period identical in duration to the first. The purchase price for the second contract period will be determined by Lycos' then-current rate card. (c) Notice of Renewal. In order to exercise the right to enter into a second contract, advertiser/agency must notify Lycos in writing 30 days before the termination date of this contract that the advertiser/agency is purchasing the same number of impressions or the same exclusive keyword/phrase for the second contract period. Failure to give timely notice will result in forfeiture of the right to renew.

6.   Licenses and Indemnification.  The advertiser/agency represents that the
     ----------------------------
     advertiser is the owner or is licensed to use the entire contents and subject matter contained in its advertising and collateral information, including, without limitation, (a) the names and/or pictures of persons;
     (b) any copyrighted material, trademarks, service marks, logos, and/or depictions of trademarked or service marked goods or services; and (c) any testimonials or endorsements contained in any advertisement submitted to Lycos. In consideration of Lycos' acceptance of such advertisements and information for publication, the advertiser and agency will jointly and severally indemnify and hold Lycos harmless against all loss, liability, damage and expense of any nature (including attorney's fees) arising out of Lycos' performance under this contract or the copying, printing, distributing, or publishing of advertiser's/agency's advertisements. If advertiser possesses any preexisting copyright interests in the advertisements, advertiser grants Lycos the right to use, reproduce, and distribute the advertisements.

7.   Key Words and Phrases.  Each advertiser may be given a "first right" to its
     ---------------------
     exact company name and trademarks for keyword/phrase advertising. Lycos may pre-empt an existing key word/phrase advertiser by submitting a three-month advertising contract. The existing contract-holder for the key word/phrase will be provided with a two-week notification of preemption and will receive a pro-rated refund for any unfulfilled number of guaranteed impressions. If two or more advertisers have the same name or trademark, the allocation will be on a first-come basis and the existing contract will take precedence.

8.   Rejections.  Lycos reserves the right, without liability, to reject, omit
     ----------
     or exclude any advertisement or to reject or terminate any links for any reason at any time, with or

                                      2.

     without notice to the advertiser/agency, and whether or not such advertisement or link was previously acknowledged, accepted, or published.

9.   Limitation of Liability.  Lycos shall not be liable for any errors in
     -----------------------
     content or omissions. Should an error appear in an advertisement, Lycos' liability will be limited to the cost of the advertisement (prorated for the publishing completed). Lycos will not be liable for any delays in delivery and/or non-delivery in the event of an act of God, action by any government entity, transportation, strike, network difficulties, electronic malfunction, etc. or any feasibility, reliability, or effectiveness related to the Lycos site. Lycos does not represent or warrant that the Lycos site will meet the objectives or needs of advertiser/agency or any third party. In no event will Lycos be liable for any failure, disruption, downtime, interruption, miscalculation, delay, inaccuracy, or any other nonperformance related to the Lycos site. UNDER NO CIRCUMSTANCES WILL LYCOS BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, FOR LOST INCOME OR PROFITS, IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, EVEN IF LYCOS HAS BEEN ADVISED AS TO THE POSSIBILITY OF SUCH DAMAGES.

10.  Choice of Law and Forum.  This contract shall be interpreted and construed
     -----------------------
     in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws provision, and with the same force and effect as if fully executed and performed therein. Each party hereby consents to the personal jurisdiction of the Commonwealth of Massachusetts, acknowledges that venue is proper in any state or Federal court in the Commonwealth of Massachusetts, agrees that any action related to this Agreement must be brought in a state or Federal court in the Commonwealth of Massachusetts, and waives any objection that may exist, now or in the future, with respect to any of the foregoing.

11.  Credit Cards.  In the event that advertiser/agency pays any amounts due
     ------------
     hereunder with a credit card and the issuer of the credit card fails to pay the amounts authorized by advertiser/agency, advertiser/agency shall immediately remit full payment to Lycos plus any interest due on the outstanding amounts. In addition, if advertiser/agency pays any amounts due hereunder with a credit card and the issuer of the credit card seeks to recover from Lycos any amounts received by Lycos from the issuer, advertiser/agency shall immediately remit to Lycos all amounts necessary to comply with the issuer's request and any costs and expenses incurred by Lycos.

12.  Miscellaneous.  No public statements concerning the existence or terms of
     -------------
     this contract will be made or released to any medium except with the prior approval of both parties or as required by law. This contract cannot be sold, assigned or transferred by advertiser/agency to any party. If any portion of the contract is found unenforceable for any reason, the remainder will remain in full force and effect. No waiver by Lycos shall operate as a waiver of any other provision or any subsequent default. This document represents the entire agreement of the parties; Lycos will not be bound by the representations of any agents, brokers, or other third parties. Any modifications must be in writing and signed by an authorized representative of Lycos.

                                      3.

The undersigned is legally empowered WITH DUE CORPORATE AUTHORITY to enter into this Contract and agrees to be bound by the Terms and Conditions of this contract.

ADVERTISER OR AGENT                     LYCOS, INC.


Signature: /s/ Robert Zakari            Signature: /s/ David G. Peterson
          --------------------------              -----------------------------

Date: 1/29/99                           Date: 2/22/99
     -------------------------------         ----------------------------------

Signature: /s/ C. Nicholas Keating, Jr.
          --------------------------

Date: 2/18/99
     -------------------------------

                                      4.

                                       Offices:                                                         SEND ALL PAYMENTS TO:
                                       New York       (212) 549-2100     Philadelphia  (610) 701-5779       Lycos, Inc.
                                       San Francisco  (415) 281-8721     Los Angeles   (310) 914-0195       PO Box 6255
                                       Pittsburgh     (412) 208-1000     Atlanta       (404) 238-0534       Boston, MA  02212-6255
www.lycos.com                          Waltham        (781) 370-2700     New England   (603) 924-4983
-------------
www.tripod.com                         Williamstown   (413) 458-2615     Mountainview  (650) 938-4400
--------------
www.whowhere.com                       Chicago        (773) 281-8390     Dallas        (214) 800-8767
----------------

                      LYCOS NETWORK ADVERTISING CONTRACT

Advertiser:                     1-800-US-SEARCH                          Technical Contact:           Melissa DePiero
Address1:                                                                Telephone:                   310-553-7000
Address2:                                                                eMail:                       melissa@1800ussearch.com
Agent/Agency                                                             Reporting Contact:           Same
Billing Contact Name:           Alan Mazursky                            Telephone:
Billing Address1:               9107 Wilshire Blvd. Ste. 700             eMail:
Billing Address2:               Beverly Hills, CA 90210                  Online Reporting:            http://adreporting.lycos.com
Telephone Number:               310-553-7000                             User Name:                   ussearch
Fax Number:                     310-786-8349                             Password (8 chars):          search99
                                                                         Advertiser's URL:            www.1800ussearch.com

  Target/            Keyword                       Date                        Gross  Gross    Discount
                                           ---------------------
  Keyword    Excl.   Res ID   Description    Start       End     Impressions    CPM    Cost  (if applicable) Net Cost      Net  CPM
-----------------------------------------------------------------------------------------------------------------------------------
[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                               $         [*]   $  [*]

[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                               $         [*]   $  [*]

[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                               $         [*]   $  [*]
[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                               $         [*]   $  [*]
[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                               $         [*]   $  [*]
[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                               $         [*]   $  [*]
[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                               $         [*]   $  [*]
[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                               $         [*]   $  [*]
[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                               $         [*]   $  [*]
[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]

[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                               $         [*]   $  [*]
[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                               $         [*]   $  [*]

[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                               $         [*]   $  [*]
[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                               $         [*]   $  [*]
[*]          [*]     [*]       [*]           3/1/99     2/29/00           [*]                                         [*]   $  [*]
                                                                 ------------                               -------------
                                                                  458,626,402                                         [*]

(For internal purposes only)
Advertising Contract Split     Yes           No            ADVERTISER/AGENT SIGNATURE  /s/ Robert Zakari
                                                                                      --------------------------------------------
Repeat/First time advertiser   Repeat        First Time
Technical/Non Technical        Tech          Non Tech      LYCOS ACCOUNT MANAGER SIGNATURE________________________________________
Keyword/Target/Impr/Comb       Key  Tgt Impr Combo
Domestic/International client  Dom           Intern        CREDIT CARD NUMBER (AMEX, MC, VISA)_________________  EXP. DATE________
Number of brands represented _____________________________
                             This advertising contract is subject to the attached Terms and Conditions

[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.

                                       Offices:                                                         SEND ALL PAYMENTS TO:
                                       New York       (212) 549-2100     Philadelphia  (610) 701-5779       Lycos, Inc.
                                       San Francisco  (415) 281-8721     Los Angeles   (310) 914-0195       PO Box 6255
                                       Pittsburgh     (412) 208-1000     Atlanta       (404) 238-0534       Boston, MA  02212-6255
www.lycos.com                          Waltham        (781) 370-2700     New England   (603) 924-4983
-------------
www.tripod.com                         Williamstown   (413) 458-2615     Mountainview  (650) 938-4400
--------------
www.whowhere.com                       Chicago        (773) 281-8390     Dallas        (214) 800-8767
----------------

                      LYCOS NETWORK ADVERTISING CONTRACT

Advertiser:                     1-800-US-SEARCH                          Technical Contact:           Melissa DePiero
Address1:                                                                Telephone:                   310-553-7000
Address2:                                                                eMail:                       melissa@1800ussearch.com
Agent/Agency                                                             Reporting Contact:           Same
Billing Contact Name:           Alan Mazursky                            Telephone:
Billing Address1:               9107 Wilshire Blvd. Ste. 700             eMail:
Billing Address2:               Beverly Hills, CA 90210                  Online Reporting:            http://adreporting.lycos.com
Telephone Number:               310-553-7000                             User Name:                   ussearch
Fax Number:                     310-786-8349                             Password (8 chars):          search99
                                                                         Advertiser's URL:            www.1800ussearch.com

  Target/            Keyword                       Date                        Gross Gross    Discount
                                           --------------------
  Keyword    Excl.   Res ID   Description    Start        End    Impressions    CPM   Cost (if applicable) Net Cost      Net CPM
-----------------------------------------------------------------------------------------------------------------------------------

[*]          [*]      [*]      [*]           2/1/99     2/28/00           [*]                             $      [*]       $  [*]

[*]          [*]      [*]      [*]           2/1/99     2/28/00           [*]                             $      [*]       $  [*]


[*]          [*]      [*]      [*]           2/4/99     2/28/99           [*]                             $      [*]       $  [*]
[*]          [*]      [*]      [*]           2/4/99     2/28/99           [*]                             $      [*]       $  [*]
[*]          [*]      [*]      [*]           2/4/99     2/28/99           [*]                             $      [*]       $  [*]
[*]          [*]      [*]      [*]           2/4/99     2/28/99           [*]                             $      [*]       $  [*]
[*]          [*]      [*]      [*]           2/4/99     2/28/99           [*]                             $      [*]       $  [*]
[*]          [*]      [*]      [*]           2/4/99     2/28/99           [*]                             $      [*]       $  [*]

                                                                  -----------                             ----------
                                                                          [*]                                    [*]

(For internal purposes only)
Advertising Contract Split     Yes           No            ADVERTISER/AGENT SIGNATURE_____________________________________________
Repeat/First time advertiser   Repeat        First Time
Technical/Non Technical        Tech          Non Tech      LYCOS ACCOUNT MANAGER SIGNATURE________________________________________
Keyword/Target/Impr/Comb       Key  Tgt Impr Combo
Domestic/International client  Dom           Intern        CREDIT CARD NUMBER (AMEX, MC, VISA)_________________  EXP. DATE________
Number of brands represented _____________________________
                             This advertising contract is subject to the attached Terms and Conditions

[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      2.

                                       Offices:                                                         SEND ALL PAYMENTS TO:
                                       New York       (212) 549-2100     Philadelphia  (610) 701-5779       Lycos, Inc.
                                       San Francisco  (415) 281-8721     Los Angeles   (310) 914-0195       PO Box 6255
                                       Pittsburgh     (412) 208-1000     Atlanta       (404) 238-0534       Boston, MA  02212-6255
www.lycos.com                          Waltham        (781) 370-2700     New England   (603) 924-4983
-------------
www.tripod.com                         Williamstown   (413) 458-2615     Mountainview  (650) 938-4400
--------------
www.whowhere.com                       Chicago        (773) 281-8390     Dallas        (214) 800-8767
----------------

               LYCOS NETWORK ADVERTISING CONTRACT - ATTACHMENT

  Target/            Keyword                       Date                        Gross  Gross    Discount
                                            -------------------
  Keyword    Excl.   Res ID   Description    Start        End    Impressions    CPM    Cost  (if applicable) Net Cost      Net  CPM
-----------------------------------------------------------------------------------------------------------------------------------
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]




[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
[*]           [*]    [*]                     3/1/99     2/29/00           [*]                                        [*]      [*]
                                                                  -----------                               ------------
                                                                   41,373,598                                        [*]

            ADVERTISER/AGENT SIGNATURE__________________________________________

            LYCOS ACCOUNT MANAGER SIGNATURE_____________________________________

[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      3.